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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): MARCH 1, 2000

                                   LASERSCOPE
             (Exact name of Registrant as specified in its charter)


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
        CALIFORNIA                              0-18053                            77-0049527
(State or other jurisdiction of           (Commission File Number)              (I.R.S. Employer
incorporation or organization)                                                 Identification No.)
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                               3052 ORCHARD DRIVE
                               SAN JOSE, CA 95134
               (Address of principal executive offices) (Zip code)


                                 (408) 943-0636
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

     (a) On February 22, 2000 Laserscope (the "Company") issued a press release announcing that it had completed a private placement of subordinate convertible debentures providing net proceeds to the Company of approximately $2.9 million. The placement to affiliates of Renaissance Capital Group, Inc., was managed by Taglich Brothers Inc.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.
                  --------

                  20.1     Press Release dated February 22, 2000 announcing the
                            private placement. [See Exhibit Index.]




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   LASERSCOPE
                                  (Registrant)


Date:  March 1, 2000              By: /s/ Dennis Lalumandiere
                                      -----------------------
                                      Dennis LaLumandiere
                                      Vice President, Finance,
                                      Chief Financial Officer and
                                      Assistant Secretary



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                                INDEX TO EXHIBITS

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                                                                   SEQUENTIALLY
EXHIBIT                                                               NUMBERED
NUMBER      DESCRIPTION                                                 PAGE
-------     -----------                                            ------------
20.1        PRESS RELEASE DATED FEBRUARY 22, 2000 ANNOUNCING              5
            THE PRIVATE PLACEMENT.

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